SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported):  October 2, 2001
                                                           ---------------------

                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


               000-27941                                   87-0591719
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       (Commission File Number                 (IRS Employer Identification No.)


   754 East Technology Avenue, Orem, Utah                    84097
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    (Address of Principal Executive Offices)              (Zip Code)


                                  801.227.0004
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               (Registrant's Telephone Number, Including Zip Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Items.

     On October 2, 2001, Netgateway, Inc. issued the press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

(a)               Financial Statements.  Not Applicable.
                  --------------------

(b)               Pro Forma Financial Information.  Not Applicable.
                  -------------------------------

(c)               Exhibits.
                  --------

                 99.1     Netgateway, Inc. press release, dated October 2, 2001.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Netgateway, Inc.


Date: October 2, 2001                By: /s/  Frank C. Heyman
      ---------------------             ----------------------------------------
                                        Frank C. Heyman, Chief Financial Officer



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